Supplement to the currently effective SUMMARY PROSPECTUS

Deutsche Global Infrastructure Fund

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Effective May 1, 2016, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectus.

John W. Vojticek, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2008.

Francis X. Greywitt III, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2008.

Manoj H. Patel, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2011.

Please Retain This Supplement for Future Reference

February 1, 2016

PROSTKR-599